                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  September 19, 2001


                         HOPFED BANCORP, INC.
---------------------------------------------------------------------
           (Exact name of registrant as specified in charter)


Delaware                          0-23667        61-1322555
-----------------------------------------------------------------
(State or other jurisdiction    (Commission   (I.R.S. Employer
 of incorporation)              File Number)  Identification No.)

2700 Fort Campbell Boulevard, Hopkinsville, Kentucky     42240
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (270) 885-1171

ITEM 5.  Other Events

          On September 21, 2001, the Registrant announced that the Board of Directors had directed management to take all actions necessary to terminate the Registrant's defined benefit pension plan. The Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit 99.1  Press Release dated September 21, 2001

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HOPFED BANCORP, INC.


                                   By  /s/ John E. Peck
                                       -------------------------------------
                                       John E. Peck
                                       President and Chief Executive Officer

Date:  September 26, 2001

                                       3